Exhibit 10.5

TERMINATION

Reference is made to that certain Compensation Reimbursement Agreement dated as of October 1, 2014 (the “Agreement”), by and between AR Capital Acquisition Corp., a Delaware corporation (the “Company”) and AR Capital, LLC, a Delaware limited liability company (“AR Capital” and together with the Company, the “Parties”), pursuant to which the Company agreed to pay AR Capital, as the sponsor of the Company, an amount not to exceed $15,000.00 per month as reimbursement for a portion of the compensation paid to its personnel, including certain of the Company’s officers who work on the Company’s behalf, commencing on the date the Company’s securities were first listed on NASDAQ.

The Parties hereby agree that the Agreement is terminated effective as of the date hereof and that any amounts accrued as of the date hereof pursuant to the Agreement, if any, shall be forgiven.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this termination to be executed as of October 7, 2016.

AR CAPITAL ACQUISITION CORP.

By:	/s/ William Kahane
Name: William Kahane
Title: CEO

[Signature Page to Compensation Reimbursement Termination]

IN WITNESS WHEREOF, the undersigned have caused this termination to be executed as of October 7, 2016.

AR CAPITAL, LLC

By:	/s/ Edward Michael Weil Jr
Name: Edward Michael Weil Jr
Title: CEO

[Signature Page to Compensation Reimbursement Termination]